FIRST AMENDMENT TO CERTIFICATION AND AGREEMENT

         THIS FIRST AMENDMENT TO CERTIFICATION AND AGREEMENT (The "Amendment") is made this 29 day of September 1997 by and among TVMJG 1996-Putnam Square Limited Partnership, A Connecticut Limited Partnership (the "Operating Partnership"), Putnam Homes for America Holdings, Inc., a Nevada corporation ("Homes"), U.S.A. Institutional Tax Credit Fund IV L.P. (the "Investor"), Richman U.S.A. Tax Credit L.P. ("Richman") and Donald H. Snyder (the "Withdrawing Operating General Partner").

                                   WITNESSETH

         WHEREAS,   the  Investor  and  Donald  H.  Snyder  entered  into  TVMJG
1996-Putnam Square Limited Partnership Second Amended and Restated Agreement of Limited Partnership dated April 26, 1996, (the "Partnership Agreement");

         WHEREAS, in connection with the execution of the Partnership Agreement,
the   Partnership,   the  Investor  and  Donald  H.  Snyder   entered  into  the
Certification and Agreement date as of April 1, 1996 (the "Agreement");

         WHEREAS, The Partnership Agreement was amended by the First Amendment to TVMJG 1996-Putman Squared Limited Partnership Second Amended and Restated Agreement of Limited Partnership dated even date herewith, pursuant to which Donald H. Snyder withdrew from the Partnership and Homes was admitted as the Newly Admitted General Partner;

         WHEREAS, the parties to the Agreement desire to amend the Agreement to reflect Donald H. Snyder's withdrawal from the Partnership and the admission of Homes to the Partnership as more fully set forth below;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which have been hereby acknowledged, the parties hereto agree as follows:

          1. Recitals. The Recitals stated above are incorporated herein as if they are restated in their entirety.

          2. Defined Terms. All capitalized terms shall have the same meanings attributed to them in the Agreement unless otherwise defined herein.

          3. References to Operating General Partner. All references to "Operating General Partner" in the Agreement shall be to "Putnam Homes for Americas Holding Inc., a Nevada corporation." Donald H. Snyder shall no longer be the Operating General Partner under the Agreement.

          4. Assumptions of Obligations. Homes hereby assumes the obligations of the Operating General Partner under the Agreement.

          5. Titles and Captions. All captions in this Amendment are for convenience only and shall not be deemed to be a part of this Amendment and in no way define, limited or describe the scope or intent of any provisions.

          6. Severability. The invalidity, in whole or in part of any provision of this Amendment shall not affect or invalidate any remaining provisions.

          7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Connecticut.

          8. Further Assurances. The parties hereto shall execute and deliver all other documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Amendment.

          9. Certification and Agreement. The terms and provisions of the Certification and Agreement shall continue in full force and effect except as expressly modified herein. Conflicts between this Amendment and the Certification and Agreement shall be resolved in favor of this Amendment.

         IN WITNESS WHEREOF, this First Amendment to Certification and Agreement was executed by the parties on the date first above mentioned.


                            WITHDRAWING OPERATING
                            GENERAL PARTNER:

                            /s/ Donald H. Snyder
                            -------------------------------------------
                            Donald H. Snyder

                            LIMITED PARTNER:

                            U.S.A. INSTITUTIONAL TAX CREDIT
                            FUND IV L.P.

                            By: Richman U.S.A., Tax Credit L.P., its
                                general partner

                            By: Richman U.S.A., L.L.C., its general
                                Partner

                             By:---------------------------------
                             Name: Philip F. Corbett
                             Title: Authorized Representative